UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No.    )

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GLOBAL BRASS AND COPPER HOLDINGS, INC.
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 The Wieland Group & Global Brass and CopperErwin Mayr, CEOMichael Demmer, SVP Strategy & Business Development  May 2019

 Additional Information and Where to Find ItThis communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Wieland.  In connection with the proposed transaction, the Company intends to file with the Securities and Exchange Commission (SEC) and furnish to its stockholders a proxy statement and other relevant documents which will be mailed or otherwise disseminated to its stockholders when it becomes available.  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Investors may obtain a free copy of the proxy statement (when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s Web site at http://www.sec.gov.  The proxy statement and such other documents once filed by the Company with the SEC may also be obtained for free from the Investor Relations section of the Company’s web site (https://ir.gbcholdings.com/) or by directing a request to: Global Brass and Copper Holdings, Inc., 475 N. Martingale Road, Suite 1200, Schaumburg, IL 60173, Attention: Investor Relations.    Participants in SolicitationThe Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the Company’s executive officers and directors is set forth in its Annual Report on Form 10-K, which was filed with the SEC on February 28, 2019, and the proxy statements for its 2019 annual meeting of stockholders, which was filed with the SEC on March 29, 2019. Investors may obtain more detailed information regarding the direct and indirect interests of the Company and its executive officers and directors in the acquisition by reading the preliminary and definitive proxy statement regarding the proposed transaction when it is filed with the SEC.  When available, you may obtain free copies of these documents as described in the preceding paragraph.  Forward-Looking Statements Certain statements contained in this document constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same.  When used in this document, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions are intended to identify forward-looking statements. Statements regarding whether and when the proposed transaction will be consummated and the anticipated benefits thereof, among others, may be forward-looking. This document contains forward-looking statements that involve risks and uncertainties concerning Wieland’s proposed acquisition of the Company, the Company’s expected financial performance, as well as the Company’s strategic and operational plans. Actual events or results may differ materially from those described in this document due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the Company may be unable to obtain required stockholder approval or that other conditions to closing the proposed transaction may not be satisfied, such that the proposed transaction will not close or that the closing may be delayed; general economic conditions; the proposed transaction may involve unexpected costs, liabilities or delays; risks that the transaction disrupts current plans and operations of the Company; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement. For more details on these and other potential risks and uncertainties, please refer to the proxy statement when filed and the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K. All forward-looking statements speak only as of the date of this document or, in the case of any document incorporated by reference, the date of that document. The Company is under no duty to update any of the forward-looking statements after the date of this document to conform to actual results, except as required by applicable law.   May 2019

 Agenda    Wieland Company Presentation  1  Wieland Vision & Strategy Development   2  The Wieland Group & Global Brass and Copper  3  Growth History  Management & Organization  1.1  1.2  Key Performance Indicators  1.3  Products & Innovation  1.4  May 2019

 From art and bell foundry to premium copper alloy products and innovative solutions  Founded in 1820 – Almost 200 years ago    “Ever since, Wieland has been a family owned business with a long-term orientation of its shareholders.”  - Approximately 80 shareholders as of 2019- Majority ownership by the German family Schleicher  May 2019

Wieland Group – Historical milestones

A history of growth

"Global Industry Footprint"

2017 – Take-over of **Wolverine** Tube Inc. Business **(U.S.)**

2017 – Acquisition of **Kessler** Sales & Distribution, Woodbridge **(U.S.)**

2018 – Participation in **UrbanGold** (AUT)

2018 – Acquisition of **Diversified Metals (U.S.)**

2018 – Participation in **EJ Brookes** (U.S.)

2019 – JV Wieland **Microcool** (U.S.)

2019 – Envisaged merger with **Global Brass and Copper** (U.S.)

"International Growth"

2013 – Acquisition of tube mill **Wolverine Portugal (P)**

2008 – Participation in **Wolverine Tube Shanghai** (CN)

2007 – Opening of Rolling Mill in **Singapore**

2003 – JV with Kobe Steel **U.S.** (today Wieland Copper Products, **Pine Hall, NC**)

1999 – Majority Participation in **Austria Buntmetall**

1988 – Acquisition Mason & Son, **Birmingham** (GB)

"German Roots"

1820 – Foundation of the company in **Ulm (GER)**

1828 – Start production of rolled brass material

1865 – Opening of **Vöhringen** Plant (GER)

1901 – First extrusion of tubes

1982 – New plant & administration site in **Ulm (GER)**

1987 – Acquisition of **Langenberg** site & participation in **Schwermetall, Stolberg (GER)**

North America | Europe | Asia

© 2019 wieland group

5

May 2019

 Global player with German origins  More than 70 locations to provide superior customer service  1SOUTH AMERICA  13NORTH AMERICA  31OTHER EUROPEAN COUNTRIES                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                19GERMANY  9ASIA                                                                                            May 2019

The Wieland Group

Wieland U.S. footprint today

- 2 existing manufacturing plants: Rolled Products (Wheeling, IL), and Copper Tubes (Pine Hall, NC)
- Distribution & service network: Wieland service & quality for customers in the U.S. and worldwide


California
Wheeling
Illinois
Ohio
Massachusetts
New Jersey
Missouri
Pine Hall
North Carolina
Georgia
Texas

Wieland Plants
- Wheeling: Rolled products
- Pine Hall: Copper tubes

Wieland Kessler
Tube distributor

Specialty Distributors
- E. Jordan Brookes (CA)
- Diversified Metals (MA)

© 2019 wieland group
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May 2019

 Manufacturing plants around the world  Proximity to customers and markets     Ulm, Germany  Vöhringen, Germany  Villingen, Germany  Langenberg, Germany  Ulm (MSU), Germany  Stolberg, Germany  Esposende, Portugal  Amstetten, Austria  Pine Hall, NC, USA  Wheeling, Il, USA  Singapore  Shanghai, China  Birmingham, UK  Enzesfeld, Austria  Shanghai, China  May 2019

 Global Business Units drive Wieland’s product portfolio in line with customers’ needs  Products range from strips, rods, and high performance tubes to engineered products for electric vehicles  Rolled Products  Extruded Products  Tinned strip  Tubes and Bars  Structured strip  Wires  eMobility  Bearings  Engineered Products  Thermal Solutions  Heat exchanger  Finned tubes  May 2019

 979Mio. €Equity   Success story with strong growth of results and high level of investments   Wieland Group – Key performance indicators  3,376 Mio. €Revenue   304 Mio. €Operating EBITDA   306 Mio. €Net Income   6,860Employees   62Mio. €CAPEX   May 2019

 Capital expenditures at consistently high levels of about 70 Mio. € or 80 Mio. USD every yearSafety, proactive maintenance, automation, state-of-the-are equipment, innovations   Investments in plants and equipment – maintenance & strategic projects  Major investments  Wieland Group Investments [in Mio. €]  May 2019

 Various major projects under construction   Investments in plants and equipment – two examples  Major investments    May 2019  New plant to double our production capacity for high performance tubes in Wheeling, IL, U.S.   Investment in a new pickling line to increase capacity and productivity for HPAs in Vöhringen, Germany

 Research, Development & Innovation (RD&I)  Research and Innovation  RD&I organization Wieland Innovation Research & DevelopmentWieland Ventures & alliance managementPrototypingAccredited Laboratory DIN EN ISO / IEC17025>100 employees empowering success  May 2019

 Powerful e-Mobility Solutions  The electrification of the drivetrain is gathering speed all over the world Wieland – as co-engineer and one stop shop partner for the automotive industry – is at the heart of these developments and manufactures highly developed components for e-Mobility   Wieland Solutions  Precision Shunts & Laser Cladding  Connector Rings   Cu Rotors and Cu Finished Parts   Cell Connecting   Customized solutions for stators in synchronous motors  High Voltage Parts  For the connection between e-motor and power electronics  For high performance and high speed induction motors  Customized battery components for cell connecting  Laser cladding hybrid materials & shunts for battery management   Motor Components  HV-Connection  Battery System  May 2019

 Agenda    Wieland Company Presentation  1  Wieland Vision & Strategy Development   2  Wieland & Global Brass and Copper – Embarking on an exciting journey  3  Growth History  Management & Organization  1.1  1.2  Key Performance Indicators  1.3  Products & Innovation  1.4  May 2019

 Framework: Vision and Strategy Development   Wieland Vision & Strategy Development       WielandToday  Vision   Megatrends  Opportunities  Challenges  Challenges        Competitive dynamics        Opportunities

Wieland Vision & Strategy Development

Megatrends impacting our business strategy


eMobility
Urbanization
Growth in Asia
Connectivity & IoT
Global availability, local service
Global Warming
Depleting Resources
Sustainability


Eng. products for e-mobility
High End Cu-solutions
Down-gauging
Expansion in North America and Asia
Recycling
Heat exchanger Growth
Aqua-culture
Technology Ventures
...
...
...

© 2019 wieland group

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May 2019

Wieland Vision & Strategy Development

Global growth strategy

- Strengthening the core business through internationalization
  - Maximizing opportunities and reducing risk for Wieland through global presence
- Expansion of the U.S. metal service center network
- Development of a recycling strategy at the intersection of sustainability and profitability
- Forward integration & internationalization in Engineered Products / E-Mobility

Wieland global footprint:


North America
Today
2020
Future
Europe
Today
2020
Future
Asia
Today
2020
Future

© 2019 wieland group
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May 2019

Wieland Vision & Strategy Development

Wieland recycling vision

- Recycling as the ideal combination of **profitability** and **sustainability**
  - Copper scrap recycling can be a profitable business model
  - Secured access to conflict-free "green" raw materials, tightening legal and customer requirements



- **UrbanGold** participation
  - Minority interest in UrbanGold, an innovative start-up for the recycling of metal-containing scrap (incl. electronic waste)
  - Strengthening Wieland competencies in copper recycling as an important first step in our recycling strategy
  - Joint development of tailor-made recycling concepts



© 2019 wieland group
19 May 2019

 Vision  Wieland Vision & Strategy Development   5. Great place to work  1. Benchmark in Environmental, Health & Safety  4. Industry leader in profitability  3. Culture of excellence & innovation                                                                Empowering successONE Wieland  2. Pioneer in quality & service  May 2019

Wieland Vision & Strategy Development

wieland one app – always up-to-date, worldwide


Vodafone.de
08:56
wieland one
enable
RD&I Enablement - New products for new markets
Alert
18. April 11:42 Uhr
Safety Alert EX.Z1.VO Vöhringen, Fracture, Friday, 12 April 2019
News Stream
RD&I Enablement - New products for new markets

- The **Wieland One App** is an important step on the way to lively global internal communication and the digital workplace
- News from the Wieland world are available using the One App:
  - Safety alerts
  - Latest news, internal and external
  - Event announcements
  - Employee directory
  - Job openings
  - Knowledge network wiknow
  - Meal plans for various locations
  - More to come…

© 2019 wieland group
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May 2019

 wiknow is an internal knowledge platform which is available to all employees to ask questions from their working environment to the employee network at Wieland The goal of wiknow is that questions from employees are answered within a short time  wiknow – the knowledge network  Wieland Vision & Strategy Development   May 2019

 Agenda    Wieland Company Presentation  1  Wieland Vision & Strategy Development   2  Wieland & Global Brass and Copper – Embarking on an exciting journey  3  May 2019  Growth History  Management & Organization  1.1  1.2  Key Performance Indicators  1.3  Products & Innovation  1.4

Wieland – GBC

Preliminary Organizational Considerations

- GBC leadership team will lead **"Wieland North America"**
  - **Wieland North America** will include "Global Brass and Copper" and current Wieland North America entities

- Establishment of joint **regional Wieland North America headquarters**

- Future combination of GBC and Wieland shall provide for business continuity while also allowing for global interaction, learning and growth
  - Best practice exchange (technology, processes, systems) in both directions
  - Excellence in operations & functions world-wide
  - Global talent management and related opportunities

© 2019 wieland group
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Thank you for your attention! Q&A    May 2019

     Empowering Success.